UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 13, 2026
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	EFSCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Enterprise Financial Services Corp (the “Company”) held its annual meeting of stockholders on May 13, 2026 (the “2026 Annual Meeting”). The following matters were submitted to a vote at the 2026 Annual Meeting and the voting results are as follows:

1. Election of Directors: The twelve nominees named in the Company’s proxy statement for the 2026 Annual Meeting (the “Proxy Statement”) were elected to serve a one-year term expiring in 2027 or until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lars C. Anderson	28,976,284	171,604	2,786,551
Lyne B. Andrich	28,877,077	270,811	2,786,551
Michael A. DeCola	27,783,995	1,363,893	2,786,551
Michael E. Finn	28,747,671	400,217	2,786,551
Michael R. Holmes	28,495,352	652,536	2,786,551
Nevada A. Kent, IV	28,889,392	258,496	2,786,551
James B. Lally	28,902,976	244,912	2,786,551
Marcela Manjarrez	28,678,962	468,926	2,786,551
Stephen P. Marsh	28,564,197	583,691	2,786,551
Richard M. Sanborn	28,764,693	383,195	2,786,551
Sandra A. Van Trease	28,139,264	1,008,624	2,786,551
Lina A. Young	28,677,267	470,621	2,786,551

2. Ratification of the Appointment of the Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for fiscal year 2026 was ratified as follows:

Votes For	Votes Against	Abstain
31,543,824	379,765	10,850

3. Advisory (Non-Binding) Vote to Approve Executive Compensation. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
28,136,971	890,165	120,752	2,786,551

No other matters were considered and voted on by the stockholders at the 2026 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	May 15, 2026	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Executive Vice President and Chief Accounting Officer